UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

98-1756035
(I.R.S. Employer
Identification Number)
Not Applicable1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Not Applicable1

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a distributed company. Accordingly, we do not have a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any shareholder communication required to be sent to our principal executive offices may be directed to the email address ir@elastic.co or to Elastic N.V., 88 Kearny St., Floor 19, San Francisco, California 94108.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On September 30, 2025, Elastic N.V. (“Elastic” or the “Company”) held an annual general meeting of shareholders (the “Annual Meeting”) at the Company’s offices at Keizersgracht 281, 1016 ED Amsterdam, the Netherlands. At the Annual Meeting, the Company’s shareholders voted on ten proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on August 28, 2025 (the “2025 proxy statement”).

(b) As of the close of business on September 2, 2025, the record date for the Annual Meeting (the “Record Date”), there were 106,272,440 ordinary shares of Elastic issued and outstanding and entitled to vote at the Annual Meeting, which excludes 35,937 ordinary shares held in treasury and not entitled to vote. As of the Record Date, there were no preferred shares of Elastic issued and outstanding. At least one-third of the issued and outstanding Elastic shares were present or represented at the Annual Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

The certified final voting results with respect to the proposals voted on at the Annual Meeting are set forth below. Each proposal was adopted by the shareholders.

Proposal No. 1 – Appointment of Ashutosh Kulkarni as an executive director and Steven Schuurman as a non-executive director, each for a term of three years, ending at the close of the 2028 annual general meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Ashutosh Kulkarni	56,221,303	21,909,992	85,419	11,382,291
Steven Schuurman	50,528,499	27,595,580	92,635	11,382,291

Less than a two-thirds majority of the votes cast were cast against such nominee, and therefore Messrs. Kulkarni and Schuurman were appointed in accordance with the Company's Articles of Association.

Proposal No. 2 – Adoption of the Company’s Dutch statutory annual accounts for the fiscal year ended April 30, 2025 (“Fiscal Year 2025”), which are prepared in accordance with International Financial Reporting Standards:

For	Against	Abstain
86,410,312	2,908,583	280,110

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 3 – Appointment of PricewaterhouseCoopers Accountants N.V. as the external auditor of the Company’s Dutch statutory annual accounts for the fiscal year ended April 30, 2026 (“Fiscal Year 2026”):

For	Against	Abstain
86,272,215	3,053,593	273,197

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 4 – Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for Fiscal Year 2026:

For	Against	Abstain
86,259,253	3,062,853	276,899

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 5 – Grant of full discharge to the Company’s executive directors from their liability with respect to the performance of their duties as executive directors of the Company during Fiscal Year 2025:

For	Against	Abstain	Broker Non-Votes
75,015,003	2,992,375	209,336	11,382,291

The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 6 – Grant of full discharge to the Company’s non-executive directors from their liability with respect to the performance of their duties as non-executive directors of the Company during Fiscal Year 2025:

For	Against	Abstain	Broker Non-Votes
75,024,067	2,986,746	205,901	11,382,291

The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 7 – Authorization of the Company's board of directors (the “Board”) to issue ordinary shares and grant rights to acquire ordinary shares:

For	Against	Abstain
85,666,770	3,829,506	102,729

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 8 – Authorization of the Board to restrict or exclude pre-emptive rights for issuances of ordinary shares and grants of rights:

For	Against	Abstain
86,018,253	3,354,297	226,455

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and, because more than half of the issued and outstanding ordinary shares of the Company were present or represented at the Annual Meeting, therefore passed.

Proposal No. 9 – Authorization of the Board to repurchase ordinary shares in the capital of the Company:

For	Against	Abstain
88,505,286	826,066	267,653

There were no broker non-votes with respect to this proposal. The proposal received the affirmative vote of a majority of the votes cast and therefore passed.

Proposal No. 10 – Non-binding advisory vote on the compensation of the Company's named executive officers as described in the 2025 proxy statement:

For	Against	Abstain	Broker Non-Votes
67,123,915	10,992,496	100,303	11,382,291
The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers by the affirmative vote of a majority of the votes cast.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2025

ELASTIC N.V.

By:	/s/ Navam Welihinda
Name:	Navam Welihinda
Title:	Chief Financial Officer